Exhibit 10.5

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This Amendment, dated as of October 27, 2015 (this “Amendment”), is made among KADMON PHARMACEUTICALS, LLC, a Pennsylvania limited liability company, the Guarantors, the lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”), and Macquarie US Trading LLC, in its capacity as administrative agent, collateral agent and custodian for the Lenders (the “Administrative Agent”) with respect to the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to the Third Amended and Restated Senior Secured Convertible Credit Agreement, dated as of August 28, 2015 (the “Credit Agreement”), with the Guarantors from time to time party thereto.

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1.                         Definitions; Interpretation.

(a)                                 Terms Defined in Credit Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)                                 Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2.                         Amendment. Subject to Section 4, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Subordinated Junior Loan Documents” set forth therein to read in its entirety as follows:

““Subordinated Junior Loan Documents” means (i) those certain Second-Lien Convertible PIK Notes due 2019, dated on or after August 28, 2015 and on or before December 26, 2015, by the Borrower in favor of the investors named therein, and (ii) the “Securities Documents” as defined therein.”

SECTION 3.                         Conditions of Effectiveness. The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a)                                 The Obligors shall have paid or reimbursed the Administrative Agent and the Lenders for each of the Administrative Agent’s and the Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including the Administrative Agent’s and the Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 13.03(a)(i) of the Credit Agreement.

(b)                                 The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the condition set forth in Section 3(a) shall have been satisfied.

SECTION 4.                         Representations and Warranties; Reaffirmation.

(a)                                 Each Obligor hereby represents and warrants to the Administrative Agent and each Lender as follows:

(i)                                Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and each of this Amendment and the Credit Agreement, as amended hereby (the “Amended Credit Agreement”),constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each of this Amendment and the Amended Credit Agreement (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii)                             No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii)                          There has been no Material Adverse Effect since the date of the Credit Agreement.

(b)                                 Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents (including without limitation the Amended Credit Agreement) to which it is a party and agrees that such Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5.                         GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)                                 Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b)                                 Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in New York, New York or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Administrative Agent and the Lenders only and, as a result, the Administrative Agent and the Lenders shall not be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Administrative Agent and the Lenders may take concurrent proceedings in any number of jurisdictions.

(c)                                  Waiver of Jury Trial. EACH OBLIGOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 6.                                                                         Acknowledgement and Consent. Each Guarantor has read this Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which such Person is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid, binding, and enforceable, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by equitable principles relating to enforceability, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor acknowledges and agrees that (i) such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the supplements and amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future supplements or amendments to the Credit Agreement.

SECTION 7.                         Miscellaneous.

(a)                                 No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the

Loan Documents to the Credit Agreement shall be deemed to be references to the Amended Credit Agreement.

(b)                                 Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)                                  Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)                                 Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e)                                  Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f)                                   Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

KADMON PHARMACEUTICALS, LLC

By	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer

GUARANTORS:
KADMON CORPORATION, LLC

By	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer

KADMON HOLDINGS, LLC

By	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer

KADMON RESEARCH INSTITUTE, LLC

By	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer

THREE RIVERS RESEARCH INSTITUTE I, LLC

By	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer

THREE RIVERS BIOLOGICS, LLC

By	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer

THREE RIVERS GLOBAL PHARMA, LLC

By	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer

[Signature Page to Convertible Credit Amendment]

ADMINISTRATIVE AGENT: MACQUARIE US TRADING LLC

By	/s/ Joshua Karlin
	Name:	Joshua Karlin
	Title:	Authorized Signatory

By	/s/ Anita Chiu
	Name:	Anita Chiu
	Title:	Associate Director

Addrss for Notices:

Macquarie US Trading LLC

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

Attention: Agency Services – Mike Fredian

Fax No.: (312) 262-6308

Email: MacquarieUST@cortlandglobal.com

With a copy (which shall not constitute effective notice) to:

Macquarie US Trading LLC

125 West 55th Street

New York, New York 10019

Attention: Arvind Admal

Fax No.: (212) 231-0629

Email: loan.admin@macquarie.com

[Signature Page to Convertible Credit Amendment]

LENDERS:

MACQUARIE BANK LIMITED
as a Lender

By	/s/ Robert Trevena
	Name:	Robert Trevena
	Title:	Division Director

By	/s/ Nathan Booker
	Name:	Nathan Booker
	Title:	Division Director

Signed in Sydney, POA Ref:
#1721 dated 9 October 2014
SPCP GROUP, LLC
as a Lender

By	/s/ Michael A. Gatto
	Name:	Michael A. Gatto
	Title:	Authorized Signatory

SAN BERNADINO COUNTY EMPLOYEES RETIREMENT ASSOCIATION as a Lender By GoldenTree Asset Management, LP

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

GOLDENTREE 2004 TRUST as a Lender By GoldenTree Asset Management, LP Its Investment Advisor

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

[Signature Page to Convertible Credit Amendment]

GT NM, L.P.
as a Lender

By GoldenTree Asset Management, LP

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

GN3 SIP, LIMITED
as a Lender

By GoldenTree Asset Management, LP

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

GOLDENTREE CREDIT OPPORTUNITIES
SECOND FINANCING, L.T.D.
as a Lender

By GoldenTree Asset Management, LP

By	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

[Signature Page to Convertible Credit Amendment]